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SPDR(R) BARCLAYS CAPITAL CONVERTIBLE
SECURITIES ETF                                                               CWB
                                                                   (NYSE Ticker)
SUMMARY PROSPECTUS - OCTOBER 31, 2009 (as supplemented April 1, 2010)

Before you invest in the SPDR Barclays Capital Convertible Securities ETF (the "Fund"), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated October 31, 2009, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus and statement of additional information, as well as other information about the Fund, online at https://www.spdrs.com/product/fund.seam?ticker=CWB. You may also obtain this information at no charge by calling (866) 787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.

 INVESTMENT OBJECTIVE
 The SPDR Barclays Capital Convertible Securities ETF (the "Fund") seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

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MANAGEMENT FEES                                0.40%
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DISTRIBUTION AND SERVICE (12b-1) FEES          0.00%
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OTHER EXPENSES*                                0.00%
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TOTAL ANNUAL FUND OPERATING EXPENSES           0.40%
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* "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                      YEAR 1                                             YEAR 3
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                       $41                                                $128
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PORTFOLIO TURNOVER:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the period from the commencement of the Fund's operations (April 14, 2009) through the end of the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

THE FUND'S INVESTMENT STRATEGY
In seeking to track the performance of the Barclays Capital U.S. Convertible Bond $500MM Index (the "Index"), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") generally

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expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The Fund will provide shareholders with at least 60 days notice prior to any material change in this 80% investment policy. In addition, the Fund may invest in securities that are not included in the Index, futures, options, swap contracts and other derivatives, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to represent the market of U.S. convertible securities, such as convertible bonds, with outstanding issue sizes greater than $500 million. Convertible bonds are bonds that can be exchanged, at the option of the holder, for a specific number of shares of the issuer's preferred stock ("Preferred Securities") or common stock. The Index components are a subset of issues in the Barclays Capital Convertible Composite Index. To be included in the Index a security must meet the following requirements: (i) have an outstanding issue size greater than $500 million; (ii) be a non-called, non-defaulted security; (iii) have at least 31 days until maturity; (iv) be U.S. dollar denominated; and (v) be an U.S. Securities and Exchange Commission ("SEC") registered or a convertible tranche issued under Rule 144A of the Securities Act of 1933, as amended. The Index is rebalanced on a monthly basis, at the end of each month. As of September 30, 2009, there were approximately 124 securities in the Index.

RISKS OF INVESTING IN THE FUND
As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.

   PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund's return to be lower than if the Fund employed an active strategy.

   INDEX TRACKING RISK: While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows and operational inefficiencies. For example, the Adviser anticipates that, under normal market conditions, it may take approximately five business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

   FIXED INCOME INVESTING RISK: An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities, including the following: the risk of loss in portfolio value due to market fluctuations, increases in interest rates, inability of issuers to repay principal and interest or inability of the Fund to sell securities at an advantageous price; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates.

   CONVERTIBLE SECURITIES RISK: Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

   PREFERRED SECURITIES RISK: There are special risks associated with investing in Preferred Securities. Generally, Preferred Security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, Preferred Securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a Preferred Security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on Preferred Securities at any time. In the event an issuer of Preferred Securities experiences economic difficulties, the issuer's Preferred Securities may lose substantial value due to the reduced

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   likelihood that the issuer's board of directors will declare a dividend and the fact that the Preferred Security may be subordinated to other securities of the same issuer. There is a chance that the issuer of any of the Fund's holdings will default (fail to make scheduled dividend payments on the Preferred Security or scheduled interest payments on other obligations of the issuer not held by the Fund).

   NON-DIVERSIFICATION RISK: The Fund is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Fund's performance may be disproportionately impacted by the performance of relatively few securities.

FUND PERFORMANCE
The Fund has not yet completed a full calendar year of investment operations and therefore does not have any performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the Index.

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER
SSgA FM serves as the investment adviser to the Fund.

PORTFOLIO MANAGERS
The professionals primarily responsible for the day-to-day management of the Fund are Michael Brunell and Elya Schwartzman.

MICHAEL BRUNELL, CFA, is Principal of SSgA FM and is a member of the Fixed Income Portfolio Management team. He joined the Adviser in 1997.

ELYA SCHWARTZMAN is a Principal of SSgA FM and is a member of the Passive Fixed Income Portfolio Management Group. He joined the Adviser in 1999.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue (or redeem) shares to certain large institutional investors (typically market makers or other large broker-dealers) only in large blocks of 100,000 shares known as "Creation Units." Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Index.

Individual shares of the Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic communications networks ("ECNs") and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.


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SPDR Series Trust
One Lincoln Street
Boston, MA 02111

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